UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2008

TRANSWITCH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Three Enterprise Drive

Shelton, Connecticut 06484

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 929-8810

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 4, 2008, TranSwitch Corporation (the “Company”) delivered letters to Mr. Gabriel Brener and Mr. Herbert Chen, both securityholders of the Company, in response to letters from such stockholders, each dated January 30, 2008, received by the Board of Directors of the Company. The Company’s letters to Messrs. Brener and Chen are attached hereto as Exhibits 99.1 and 99.2 respectively and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index. The Exhibit Index, together with the Exhibits listed therein, is incorporated herein by this reference.

(d) Exhibits.

99.1	Letter to Mr. Gabriel Brener, dated February 4, 2008

99.2	Letter to Mr. Herbert Chen, dated February 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

February 4, 2008

By:  /s/  Dr. Santanu Das

        Name: Dr. Santanu Das

        Title: Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter to Mr. Gabriel Brener, dated February 4, 2008

99.2	Letter to Mr. Herbert Chen, dated February 4, 2008